EXHIBIT 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signatures" constitutes and appoints Paul Averback and Roy Wolvin, or either of them with full power to each to act alone, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                Title                              Date
---------                                -----                              ----
/s/ W. David Angus                       Chairman and Director
---------------------------------
W. David Angus, QC

/s/ Paul Averback                        President and CEO
---------------------------------
Paul Averback, M.D.

/s/ Colin Bier                           Director
---------------------------------
Colin Bier, Ph.D.

/s/ Hans Black                           Director
---------------------------------
Hans Black, M.D.

/s/ Martin Barnes                        Director
---------------------------------
Martin Barnes

/s/ J. Kenneth Harrington                Director
---------------------------------
J. Kenneth Harrington, Ph.D.

Nymox Corporation
(Authorized Representative in the United States)

By:  /s/ Roy Wolvin
     ----------------------------
     Roy Wolvin
     Secretary-Treasurer


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